Equillium Acquisition of Bioniz Therapeutics 16 February 2022 Exhibit 99.2

This presentation contains forward-looking statements about Equillium, Inc. (the “Company”). In some cases, you can identify forward-looking statements by the words “will,” “expect,” “intend,” “plan,” “objective,” “believe,” “estimate,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements are based on Company management’s current beliefs and expectations. These statements include but are not limited to statements regarding the Company’s business strategy, the Company’s plans to develop and commercialize its product candidates, the safety and efficacy of the Company’s product candidates, the Company’s plans and expected timing with respect to regulatory filings and approvals, size and growth potential of the markets for the Company’s product candidates and cash runway. These statements involve substantial known and unknown risks, uncertainties and other factors, many of which are outside the Company’s control, that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed or implied in the forward-looking statements the Company makes due to the risks and uncertainties inherent in the Company’s business, including without limitation, risk described in the Company’s filings with the Securities and Exchange Commission (“SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which represent the Company’s views as of the date of this presentation. The Company’s anticipates that subsequent events and developments will cause the its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. These and other risks and uncertainties are described more fully under the caption “Risk Factors” and elsewhere in the Company’s filings and reports, which may be accessed for free by visiting EDGAR on the SEC web site at http://www.sec.gov and on the Company’s website under the heading “Investors.” Investors should take such risks into account and should not rely on forward-looking statements when making investment decisions. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the “safe harbor” provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Forward-Looking Statements

Equillium Acquisition of Bioniz Therapeutics

Acquiring pipeline of first-in-class, multi-cytokine inhibitors & product discovery platform

Clinical-stage assets targeting validated inflammatory disease drivers

Exclusive worldwide rights to all Bioniz assets

BNZ-1 (IL-2/9/15 antagonist): Clinical PoC achieved in CTCL
- Phase 2/3 ready in CTCL (dermatology / oncology) (open IND)
- Phase 2 ready in Alopecia Areata (open IND)
- Favorable safety profile demonstrated

BNZ-2 (IL-15/21 antagonist): GI targeted asset, Phase 1 ready
- Celiac disease planned initial indication
- Other GI conditions as follow-ons

Novel Product Discovery Platform: Additional product opportunities
- Broad potential to generate value from proprietary technology
- Advanced preclinical assets including orally-delivered, locally-acting peptides

BIONIZ THERAPEUTICS

- 19.3% equity stake *(5,699,492 shares)*
- $307.5 potential milestone payments
  - $57.5M in development milestones
  - $250M in commercial milestones
  - No payment until 1st US approval
  - No royalties

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Combined company pipeline composed of valuable, diversified, first-in-class assets targeting immuno-inflammatory disorders  Complementary biology and indications to current itolizumab programs Clinically validated approach with proof-of-concept data  Substantially increases near and mid-term milestones Novel discovery platform producing structured-domain peptides that are selective multi-cytokine inhibitors  Optimized performance by inhibiting multiple cytokines: broader approach than single-target mAbs with expected better safety than non-selective immunosuppressants such as JAK inhibitors Balances efficacy and safety Addressing autoimmune and inflammatory conditions of high unmet medical need  Transaction adds deep medical and scientific expertise and capabilities to ensure efficient development of acquired programs Bioniz Acquisition: Rationale Adding a pipeline of clinical-stage, first-in-class assets targeting validated disease drivers, and a novel product discovery platform

Bioniz Acquisition: Rationale Deeper Pipeline Stronger Team Assets and personnel are complementary to itolizumab and EQ expertise Significant addition to near- and mid-term milestones Seamless, low-cost integration Continuity though retention of key experienced Bioniz employees as FTEs and/or advisors Adds modest headcount across research and clinical teams 6 employees joining the R&D organization Alexandre Kaoukhov, M.D., senior vice president of clinical development overseeing Bioniz assets

Newly Expanded and Diversified Pipeline

Drug	Indication	Delivery	Pre-Clinical	Phase 1	Phase 2	Phase 3	Status & Designations
Itolizumab anti-CD6	**acute graft-versus-host disease**		*Phase 3 pivotal study initiation expected early 2022*				• Pivotal study to support BLA filing • **FDA Fast Track and Orphan Drug Designations**
	systemic lupus erythematosus (SLE) / lupus nephritis (LN)		Interim data expected mid 2022				• Phase 1b study actively enrolling • **FDA Fast Track Designation**
BNZ-1 IL-2/9/15 antagonist	**alopecia areata**		*Phase 2 study initiation expected during 2H 2022*				• Clinical PoC in Phase 1/2 CTCL study • Open IND for Phase 2a study • Subcutaneous delivery in development
BNZ-2 IL-15/21 antagonist	**celiac disease**		*Phase 1 study initiation expected during 2H 2022*				• Phase 1 PoC study ready • Potential for expansion into other GI indications
Additional Products	**immunology & inflammatory disorders**						• Broad potential including additional cytokine families and orally-delivered peptides

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Acquired Assets & Opportunities

Proprietary Product Discovery Platform Novel product Platform addresses the limitations of single-target biologics and broadly immunosuppressive therapies (e.g. JAKi) through peptide-based multi-cytokine inhibition Targeting validated biological and disease pathways Leveraging in-house expertise in immunology and cytokine biology Using in silico computational modeling to design candidate peptides Analyzing structure-activity relationships and combining with machine learning to optimize binding “The new class of peptides inhibiting different combinations of cytokines tailored to different diseases exploiting the redundancy or synergy in cytokine biology” Discovery Platform

Targeted Inhibition of Disease-associated Cytokines

Optimized Modality Compared to mAbs and JAK Inhibitors Multi-cytokine inhibition without the safety liabilities of JAK inhibitors Insufficient Activity Safety Liabilities Improved Therapeutic Effect

BNZ-1 Development from Unique Structure-Based Discovery Platform The gc receptor SAR BNZ-1 Structured-Domain Peptides IL-15 BNZ-1 IL-2 BNZ-1 IL-4 BNZ-1 The gc box

Bioniz: Differentiated Lead Assets & Broad Platform Potential

BNZ-1

PEGylated peptide inhibits:

IL-2 + IL-9 + IL-15

CTCL
Alopecia areata
Vitiligo
Rheumatoid arthritis
Myositis
Interstitial lung disease

Administered by intravenous injection with subcutaneous delivery in development

BNZ-2

PEGylated peptide inhibits:

IL-15 + IL-21

Celiac disease
Inflammatory Bowel Disease
SLE
Hepatic disease
Type 1 Diabetes

Administered by subcutaneous injection

Platform Assets

Other receptor cytokine targets

Potential for:

γc cytokine inhibitors

Other cytokine families

Cytokine agonists

Locally acting orally-delivered peptides

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BNZ-1: First-in-class Tri-Specific Cytokine Inhibitor

Inhibition of IL-2, IL-9, and IL-15 biology by BNZ-1 translates from preclinical models into humans

- IL-2 and IL-15 are important to CD8 and NK T cell biology, while IL-9 contributes to inflammation
- BNZ-1 inhibits T cell biology in multiple preclinical models
  - As good as an anti-IL-2/IL-15 mAb combo in inhibiting IL-2/IL-15 T cell proliferation[1]
  - Inhibition of activity in multiple lymphoproliferative or leukemic T-cell lines[2,3]
  - BNZ-1 is more effective than ruxolitinib or anti-IL-2/anti-IL-15 combinations in mouse model of alopecia areata[4]
- Phase 1 SAD clinical trial of BNZ-1 in normal healthy volunteers[5]
  - Dose-dependent PK/PD relationship in key cellular markers
  - Safe and well-tolerated


BNZ-1 peptide
IL-2
IL-9
IL-15
Signal blocked
IL-4
IL-7
IL-21
Signal not blocked
γ chain

BNZ-1 inhibits IL-2/9/15, but not IL-4/7/21[1]

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1) Nata et al., 2015; 2) Massoud et al, 2015 PNAS 3) Wang et al, 2018, 4 5) Tagaya et al., 2020

BNZ-1: Phase 1/2 Proof of Concept Study in CTCL

Clinically validated with favorable safety profile, Phase 2/3 ready to address multiple indications with significant unmet medical need

In cutaneous T cell lymphoma (CTCL), IL-2, IL-9, and IL-15 drive the cancer cell proliferation and increased inflammation in the skin[1,2,3,4]

Phase 1/2 MAD study in CTCL[5]

- Heavily pre-treated population (median of 5 prior systemic treatments)
- Dose-dependent PK/PD relationship in key cellular markers
- Safe and well-tolerated with no drug related SAEs, no DLTs and no clinically significant laboratory abnormalities
- Dose-dependent reductions of IL-2 & IL-15 dependent cells and improvements in mSWAT



1° Endpoint: Safety
2° Endpoint: Efficacy
Doses:
0.5, 1, 2, 4 mg/kg
Dose:
2 mg/kg
4-week screening
Dose-ranging study
4-week treatment
3-month extension period
LTE
Dose-ranging study
4-week treatment (n=19)
3-month extension period
LTE

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(1) Dobbeling et al.,1998 2) Mishra et al., 2016 3) Qin et al., 2001 4) Garcia et al., 2016 5) Querfeld et al., ASH 2020

BNZ-1: Clinically Validated in Severe Dermatological Disease

BNZ-1 reduces IL-2 & IL-15 dependent cells and inflammation with improvements in skin lesions and ORR comparing favorably with benchmark drugs

MAVORIC trial evaluating mogamulizumab and vorinostat provides the most recent and reliable estimates for benchmarking BNZ-1[1]

	CTCL disease stage IB/II		
	Mogamulizumab (n=68)	Vorinostat (n=72)	**BNZ-1 (n=19)**
Response Rate (mSWAT, CR + PR)	27.9%	19.4%	**42.1%[2]**


BNZ-1, 2mg/kg3
Baseline
Week 16
Baseline
Week 16
Week 31

1) Kim et al. 2018. 2) Two additional patients achieved PR but are not included since they did not reach 4 weeks of response due to termination of the study. Including those patients response rate =52.6% 3) Patients shown were entered into the long-term extension portion of BNZ1-CT-201 and continued to be dosed for over 70 weeks. mSWAT = modified severity-weighted assessment tool

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BNZ-1: Clinical PoC Sets Up Indication Expansion

Prioritizing Phase 2 in alopecia areata with potential to target multiple follow-on indications with significant unmet medical need

Proof-of–concept achieved in CTCL

- Demonstrated inhibition of IL-2 & IL-15 dependent inflammation with improvements in skin lesions
- Sets up potential for future Phase 2/3 trial – IND open

Planned Phase 2 in Alopecia areata

- Strong biologic rationale and supporting preclinical data
- IND open for Phase 2 study, plans to initiate in 2H of 2022
- Attractive commercial opportunity with 300,000 addressable patients in U.S. and no approved therapies
- JAK inhibitors validate target biology but may be limited by class safety concerns

Future potential indications:

- CTCL, inflammatory myositis and interstitial lung disease

BNZ-1 inhibits key disease drivers in alopecia areata


Hair follicle bulb (anagen phase)
IL-15
CD8⁺ CTL
CD4/CD8
CD8 CTLs attack hair follicles
IL-2
Hair loss
IL-9
Mast cells
Drives inflammation

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BNZ-2: First-in-class Dual Cytokine Inhibitor Targeting GI Inflammation

BNZ-2 targets natural biological synergy of IL-15 and IL-21 modulating both T and B cell biology

- IL-15 and IL-21 work together driving GI inflammation in celiac disease and inflammatory bowel disease patients[1,2]
- BNZ-2 inhibits important biology in multiple preclinical models
  - BNZ-2 inhibits the IL-15 and IL-21 induced signaling pathways in celiac patient-derived intraepithelial cytotoxic T-Lymphocytes and genes in patient-derived organoid cultures that are key for tissue destruction[3]
  - BNZ-2 prevents intestinal tissue damage in a humanized mouse model of GI inflammation
- Studies of BNZ-2 in primates indicated on-target, dose – dependent decreases of CD8 effector T cells and B cells


BNZ-2 peptide
IL-21
IL-15
Signal blocked
IL-9
IL-7
IL-4
IL-2
Signal not blocked
γ chain

BNZ-1 inhibits IL-15/21, but not IL-2/4/7/9[3]

1) Sarra et al., 2013; 2) Kooy-Winkelaar et al., 2016; 3) Ciszewski et al., 2020

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BNZ-2: Dual Action Provides Advantage in Treating Celiac Disease

Elevated levels of IL-15 & IL-21 synergistically drive the T and B-cell responses culminating in tissue damage in celiac patients – maximal effect achieved only when inhibiting both cytokines



Autoantibodies
BNZ-2
IL-21
Healthy gut epithelium
+ Gluten
Gluten-specific CD4⁺ cells
Celiac disease
Epithelial cell death and villous atrophy
IL-15/IL-21
BNZ-2
Autoreactive CD8⁺ IE- CTLs

BNZ-2 or Two mAbs inhibit IL-15 & IL-21-induced Granzyme B expression in CD IELs



Gene expression (RLU)
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
IL-15+IL-21
IL-15+IL-21 + (IL-15mAb)
IL-15 + IL-21 + (IL-21 mAb)
IL-15 + IL-21 + (IL-15+IL-21 mAbs)
IL-15 + IL-21 + (BNZ-2)

Ciszewski et al., 2020; Frohana et al., 17th International Celiac Disease Symposium 2017

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Potential to be a differentiated asset in the GI space addressing key inflammatory drivers IL-15 and IL-21 Lead indication: celiac disease Attractive commercial opportunity with favorable competitive environment BNZ-2 potentially addresses unmet need for refractory patients Phase 1 SAD/MAD planned with proof-of-concept evaluation in patients with celiac disease, plans to initiate in 2H of 2022 Building on BNZ-2 biology, BNZ-3 is an orally administered, stabilized peptide currently under development BNZ-2: Poised for Clinical Advancement Healthy gut epithelium + Gluten Celiac disease Epithelial cell death and villous atrophy

Flexible, structure-based peptide discovery technology enables development of a range of therapeutic agents including: Additional gc-targeted cytokine inhibitors 2nd generation products such as Fc-fusion molecules Receptor agonists to activate pathways for use in oncology Orally administered, locally acting peptides for GI disease BNZ-3 is an advanced preclinical candidate Targeting of other common-receptor families Multi-valent inhibitors to bridge biology Creating Value through Novel Product Discovery Platform Discovery platform validated through BNZ-1 and BNZ-2, while additional preclinical assets advance towards candidate selection and IND-enabling studies Discovery Platform

Combined Catalysts & Milestones Growing number of near and mid-term catalysts Additional data events to be announced as studies are initiated Catalysts & Milestones Expected Timing Itolizumab: Initiate Phase 3 pivotal study in first-line aGVHD Early 2022 Itolizumab: Interim data from Phase 1b EQUALISE study - Type B patients (lupus nephritis) Mid 2022 BNZ-1: Initiate Phase 2 study in alopecia areata 2H 2022 BNZ-2: Initiate Phase 1 study in celiac disease 2H 2022

Itolizumab remains a top priority aGVHD pivotal study expected to initiate imminently Lupus nephritis Phase 1b interim data expected mid-2022 Acquisition of first-in-class complementary assets focused on high profile, clinically validated drug targets Significant value-driving near and mid-term milestones Optimized performance by inhibiting multiple cytokines: broader approach than single-target mAbs with expected better safety than non-selective immunosuppressants such as JAK inhibitors Addition of a novel product discovery engine producing differentiated immunology assets, and significant partnering opportunities All-stock upfront consideration preserves EQ cash Upfront stock consideration of 5,699,492 unregistered shares (19.3% of shares outstanding); 6-month full lock-up released ratably over ensuing 6 months    Up to $57.5 million in potential development milestone payments across BNZ-1, BNZ-2 & BNZ-3 (first payment not due until first approval in the U.S.) Up to $250 million in total BNZ-1 sales milestones based on achieving calendar year global net sales of $500 million, $1.0 billion, $1.5 billion and $2 billion Worldwide rights to platform and all assets with no royalties Sole discretion over the timing and extent of development of Bioniz products Strong intellectual property portfolio covering Bioniz assets Composition of matter and methods of use claims issued covering lead assets and discovery programs Favorable patent life and opportunities for additional IP creation BNZ-1 earliest expiry 2032 and BNZ-2 earliest expiry 2036 Over 12 months of cash expected following acquisition Key Takeaways

Thank you! Equillium, Inc. 2223 Avenida de la Playa / Suite 108 La Jolla, CA 92037 www.equilliumbio.com